UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2021 (April 9, 2021)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1400 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-301-3271

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred stock purchase rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 9, 2021, Gogo Inc. (the “Company”) issued an aggregate of 19,064,529 shares (the “Exchange Shares”) of the Company’s common stock (the “common stock”) to Silver (XII) Holdings, LLC, an affiliate of GTCR LLC, in exchange for $105,726,000 aggregate principal amount of the Company’s 6.00% Convertible Senior Notes due 2022 (the “Convertible Notes”) beneficially owned by Silver (XII) Holdings, LLC (such transaction, the “Exchange”). The Exchange was effected pursuant to that certain Exchange Agreement, dated as of April 1, 2021, between the Company and Silver (XII) Holdings, LLC (the “Exchange Agreement”), and the entry into the Exchange Agreement was previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2021.

The foregoing descriptions of the Exchange Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Exchange Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In accordance with the terms of the Exchange Agreement, on April 9, 2021, the Company entered into that certain Registration Rights Agreement (the “Registration Rights Agreement”) with Silver (Equity) Holdings, LP and Silver (XII) Holdings, LLC (together, the “GTCR Affiliates”), pursuant to which the GTCR Affiliates and their permitted transferees (the “GTCR Holders”) have been afforded customary demand and piggyback registration rights with respect to the shares of the Company’s common stock held by the GTCR Affiliates as of the closing of the Exchange (including the Exchange Shares). The demand rights of the GTCR Holders shall be exercisable after the one year anniversary of the date of the Exchange Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Existing Registration Rights Agreement Amendment

In accordance with the terms of the Exchange Agreement, on April 9, 2021, the Company and Thorndale Farm Gogo, LLC entered into that certain amendment to the registration rights agreement, dated as of December 31, 2009 (the “Existing Registration Rights Agreement Amendment”), among the Company and the shareholders party thereto (the “Shareholders”). The Existing Registration Rights Agreement Amendment, among other things, amends the Shareholders’ piggyback registration rights in respect of underwritten public offerings pursuant to the Registration Rights Agreement and the Shareholders’ right to participate in a Block Sale (as defined in the Existing Registration Rights Agreement Amendment) initiated by another shareholder, and obligation to allow other shareholders to participate in a Block Sale initiated by such Shareholders.

The foregoing description of the Amended Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Registration Rights Agreement, which is attached hereto as Exhibit 10.3, and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in the Explanatory Note is incorporated herein by reference. The Exchange was undertaken in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof.

Item 8.01.	Other Events.

On April 13, 2021, pursuant to the terms of the Amended and Restated Forward Stock Purchase Confirmation, dated December 11, 2019 (the “Confirmation”), between the Company and JPMorgan Chase Bank, National Association, London Branch (the “Counterparty”), the Counterparty delivered 1,538,049 shares of common stock to the Company. Following settlement, 575,100 shares of common stock remained subject to the Confirmation, which are deliverable by the Counterparty at any time prior to the last day of the 90 Exchange Business Day (as defined in the Confirmation) period, commencing on, and including, the 82nd Scheduled Trading Day (as defined in the Confirmation) immediately preceding May 15, 2022. The Company’s other Forward Stock Purchase Confirmation, dated March 3, 2015, with Merrill Lynch International acting through its agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, terminated pursuant to its terms in March 2020.

The foregoing description of the Confirmation does not purport to be complete and is qualified in its entirety by reference to the full text of the Confirmation, which is filed as Exhibit 10.1 to the Company’s Form 8-K filed on December 12, 2019 and incorporated herein by reference.

As of April 13, 2021, following settlement of shares of common stock pursuant to the Confirmation and closing of the Exchange, 109,609,905 shares of the Company’s common stock were outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Exchange Agreement, dated as of April 1, 2021, by and between Gogo Inc. and Silver (XII) Holdings, LLC.

10.2	Registration Rights Agreement, dated as of April 9, 2021, by and among Gogo Inc., Silver (XII) Holdings, LLC and Silver (Equity) Holdings, LP.

10.3	Amendment to the Registration Rights Agreement, dated as of April 9, 2021, by and between Gogo Inc. (f/k/a AC HoldCo Inc.) and Thorndale Farm Gogo, LLC (as assignee to the interests of the Thorne Investors, as defined therein).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: April 13, 2021